PIMCO ETF Trust

Supplement Dated May 8, 2017 to the Actively-Managed Exchange-Traded Funds Prospectus

dated October 31, 2016, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Low Duration Active Exchange-Traded Fund (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGES IN PRINCIPAL INVESTMENT STRATEGIES

Certain changes to the Fund’s principal investment strategies were previously disclosed in a supplement dated March 7, 2017 to the Prospectus and Statement of Additional Information (the “Prior Supplement”).

Investors should be aware that, during the Fund’s transition from the principal investment strategies in effect prior to the date of this supplement to the currently-effective principal investment strategies, as described in the Prior Supplement, certain of the Fund’s holdings may represent a greater or lesser proportion of the Fund’s overall net assets than is intended to be the case, under normal conditions, once the new principal investment strategies are fully implemented. As a result, during this transition period, the Fund may experience performance that is not reflective of the performance expected based on full implementation of the principal investment strategies described in the Prior Supplement. There is the risk that, during such transition period, the Fund could experience losses, including losses greater than, or gains less than, the losses or gains that would otherwise be incurred were the strategies fully implemented.

In addition, effective immediately, the Fund’s portfolio is jointly managed by David Braun, Jerome Schneider and Hozef Arif. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by David Braun, Jerome Schneider and Hozef Arif. Messrs. Braun and Schneider are Managing Directors of PIMCO. Mr. Arif is an Executive Vice President of PIMCO. Mr. Schneider has managed the Fund since January 2014. Messrs. Braun and Arif have managed the Fund since May 2017.

In addition, effective immediately, disclosure concerning the portfolio managers of the Fund in the table in the “Management of the Funds – Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Hozef Arif	5/17

Executive Vice President, PIMCO. Mr. Arif focuses on global high yield and crossover corporate credit portfolios. Prior to joining PIMCO in 2008, he was a leveraged finance investment banker at Credit Suisse in Los Angeles.

PIMCO Active Bond Exchange-Traded Fund	David Braun	5/17

Managing Director, PIMCO. Mr. Braun is head of the U.S. financial institutions group portfolio management team and a senior member of the liability driven investment portfolio management team. Prior to joining PIMCO in 2009, he was a derivatives portfolio manager and chief risk officer at Hartford Investment Management Company.

PIMCO Enhanced Low Duration Active Exchange-Traded Fund		5/17

Fund	Portfolio Manager	Since		Recent Professional Experience

PIMCO Active Bond Exchange-Traded Fund	Jerome Schneider	5/17

Managing Director, PIMCO. Mr. Schneider joined PIMCO in 2008 as a portfolio manager and finance specialist. Since 2011, he has served as the head of the short-term and funding desk. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

PIMCO Enhanced Low Duration Active Exchange-Traded Fund		1/14
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund		11/09	*
PIMCO Government Limited Maturity Active Exchange-Traded Fund		*
PIMCO Prime Limited Maturity Active Exchange-Traded Fund		*

*	Inception of the Fund.

Investors Should Retain This Supplement For Future Reference

ETF_SUPP1_050817

PIMCO ETF Trust

Supplement Dated May 8, 2017 to the Statement of Additional Information

dated October 31, 2016, as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Low Duration Active Exchange-Traded Fund (the “Fund”)

Effective immediately, the Fund’s portfolio is jointly managed by David Braun, Jerome Schneider and Hozef Arif. Therefore, effective immediately, corresponding changes are made in the tables and accompanying footnotes in the subsections titled “Portfolio Managers—Other Accounts Managed” and “Portfolio Managers—Securities Ownership” in the SAI, and the following information is added:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Arif[1]
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$438.88	0	$0
Other Accounts	10	$2,155.51	0	$0
Braun[5]
Registered Investment Companies	5	$4,497.88	0	$0
Other Pooled Investment Vehicles	3	$421.32	0	$0
Other Accounts	169	$53,714.06	3	$1,040.44

[1]	Effective May 8, 2017, Mr. Arif co-manages the PIMCO Enhanced Low Duration Active Exchange-Traded Fund ($68.5 million).
[5]	Effective May 8, 2017, Mr. Braun co-manages the PIMCO Enhanced Low Duration Active Exchange-Traded Fund ($68.5 million).

In addition, effective immediately, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective May 8, 2017, the PIMCO Enhanced Low Duration Active Exchange-Traded Fund is jointly managed by David Braun, Jerome Schneider and Hozef Arif. Information pertaining to accounts managed by Messrs. Arif and Braun is as of March 31, 2017.

In addition, effective immediately, corresponding changes are made in the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI, and the following information is added:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Arif[1]	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	None
Braun[5]	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	None

[1]	Effective immediately, Mr. Arif co-manages the PIMCO Enhanced Low Duration Active Exchange-Traded Fund. Information for Mr. Arif pertaining to this Fund is as of March 31, 2017.
[5]	Effective immediately, Mr. Braun co-manages the PIMCO Enhanced Low Duration Active Exchange-Traded Fund. Information for Mr. Braun pertaining to this Fund is as of March 31, 2017.

Investors Should Retain This Supplement for Future Reference

ETF_SUPP2_050817